UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 200549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2005

New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA	92806
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 940-8000

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On September 14, 2005, New Horizons Worldwide, Inc. (the “Company”) engaged Squar, Milner, Reehl and Williamson LLP (“Squar Milner”) as its new independent registered public accounting firm to review the Company’s financial statements for the interim periods commencing on and after January 1, 2005 and to conduct the audit for the year ending December 31, 2005. The Audit Committee of the Company’s Board of Directors approved the engagement of Squar Milner.

During the Company’s two most recent fiscal years and the subsequent period preceding the date of the Company’s engagement of Squar Milner, the Company did not consult Squar Milner regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date September 14, 2005
	By	/s/ Jeffrey S. Cartwright
Jeffrey S. Cartwright Senior Vice President and Chief Financial Officer

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